 Exhibit (a)(1)(B)
Letter of Transmittal
To Tender Class B ordinary shares or Class B ordinary shares represented by American Depositary Shares of
QIWI PLC
Pursuant to the Offer to Purchase, dated July 19, 2022,
Up to 10,000,000 Class B ordinary shares
(including Class B ordinary shares represented by American Depositary Shares)
at $2.50 per share
by Dalliance Services Company,
a wholly owned company of Sergey Solonin
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON AUGUST 15, 2022, UNLESS THE OFFER IS EXTENDED OR TERMINATED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION TIME”).
The Depositary for the Tender Offer is:
Pacific Stock Transfer Company
Mail or deliver this Letter of Transmittal,
together with any certificate(s) representing
your shares, to:
Pacific Stock Transfer Company
Attn: Corporate Services Company
6725 Via Austi Parkway, Suite 300
Las Vegas, NV 89119
Phone: 800-785-7782
Email: info@pacificstocktransfer.com
DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE OFFEROR, THE INFORMATION AGENT OR DTC WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION HAVE THE MEANINGS ASCRIBED TO THEM IN THE OFFER TO PURCHASE (AS DEFINED BELOW).
DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTION 13)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THIS LETTER OF TRANSMITTAL and/or ACCOUNT STATEMENT	SHARES TENDERED (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
	Shares Certificate Number(s)(1)	Total Number of Shares Represented by Certificates(1)	Total Number of Shares Represented by Book Entry	Total Number of Shares Tendered(2)

Total Shares
(1) Need not be completed by holders tendering by book-entry transfer.
(2) Unless a lower number of Shares to be tendered is otherwise indicated, it will be assumed that all Shares described above are being tendered.
DESCRIPTION OF ADSs TENDERED (SEE INSTRUCTION 13)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THIS LETTER OF TRANSMITTAL and/or ACCOUNT STATEMENT	ADSs TENDERED (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
	ADS Certificate Number(s)(1)	Total Number of ADSs Represented by Certificates(1)	Total Number of ADSs Represented by Book Entry	Total Number of ADSs Tendered(2)

Total ADSs
(1) Need not be completed by holders tendering by book-entry transfer.
(2) Unless a lower number of ADSs to be tendered is otherwise indicated, it will be assumed that all ADSs described above are being tendered.
YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY

AT ONE OF THE ABOVE ADDRESSES BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS).
This Letter of Transmittal is to be used for book-entry Class B ordinary shares having a nominal value EUR 0.0005 per share (each, a “Share,” and collectively, the “Shares”) of QIWI PLC, a company formed under the laws of Cyprus (the “Company”), and the Company’s Shares represented by American Depositary Shares, each representing a Share (each an “ADS” and collectively, the “ADSs”), which are to be forwarded herewith or, unless an Agent’s Message (defined below) is utilized, if delivery of Shares (including Shares represented by ADSs) is to be made by book-entry transfer to an account maintained by Pacific Stock Transfer Company (the “Depositary”) at The Depository Trust Company pursuant to the procedures set forth in Section 3 of the Offer to Purchase, dated July 19, 2022 (together with any amendments or supplements thereto, the “Offer to Purchase,” and together with this Letter of Transmittal, as each may be amended or supplemented from time to time, the “Offer”). Tendering stockholders must deliver this Letter of Transmittal for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares (including Shares represented by ADSs) and all other documents required by this Letter of Transmittal to the Depositary by 12:00 midnight, New York City time, at the end of the day on August 15, 2022, unless the Offeror extends or terminates the Offer (such date and time, as they may be extended, the “Expiration Time”).
Your attention is directed to the following:
1.   If you want to retain your Shares (including Shares represented by ADSs), do not take any action.
2.   If you want to participate in the Offer, complete the portions of this Letter of Transmittal, as appropriate.
There are no guaranteed delivery procedures available with respect to the Offer under the terms of the Offer to Purchase or any related materials. Holders must tender their Shares or ADSs in accordance with the procedures set forth in the Offer to Purchase.
We urge stockholders who hold Shares (including Shares represented by ADSs) through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Shares (including Shares represented by ADSs) through their nominee and not directly to the Depositary.
Beneficial owners of Shares (including Shares represented by ADSs) should be aware that their broker, dealer, commercial bank, trust company or other nominee may establish their own earlier deadlines for participation in the Offer. Accordingly, beneficial owners holding Shares (including Shares represented by ADSs) through a broker, dealer, commercial bank, trust company or other nominee and who wish to participate in the Offer should contact their such nominee as soon as possible in order to determine the times by which such owner must take action in order to participate in the Offer.
QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.
IF ANY OF THE ADS CERTIFICATES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 3 OF THIS LETTER OF TRANSMITTAL
☐
CHECK HERE IF TENDERED SHARES OR ADSs ARE BEING DELIVERED HEREWITH.

☐
CHECK HERE IF YOU HAVE LOST YOUR SHARES OR ADSs CERTIFICATE(S) AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). BY CHECKING THIS BOX, YOU UNDERSTAND THAT YOU MUST CONTACT THE BANK

OF NEW YORK MELLON, N.A. TO OBTAIN INSTRUCTIONS FOR REPLACING LOST ADS CERTIFICATES. SEE INSTRUCTION 3.
☐
CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF DTC MAY DELIVER SHARES or ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering
Institution:
DTC Account
Number:
Transaction Code
Number:

Ladies and Gentlemen:
The undersigned hereby tenders to the Offeror the above-described Shares (including Shares represented by ADSs) on the terms and subject to the conditions set forth in the Offer to Purchase, dated July 19, 2022 (the “Offer to Purchase”), and this Letter of Transmittal (this “Letter of Transmittal” and, together with the Offer to Purchase, as they may be amended and supplemented from time to time, the “Offer”), receipt of which is hereby acknowledged.
Subject to and effective on acceptance for payment of the Shares (including Shares represented by ADSs) tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all the Shares (including Shares represented by ADSs) that are being tendered and irrevocably constitutes and appoints Pacific Stock Transfer Company (the “Depositary”) as the true and lawful agent of the undersigned, with full power of substitution, to the full extent of the undersigned’s rights with respect to such Shares (including Shares represented by ADSs), to (a) transfer ownership of such Shares (including Shares represented by ADSs) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, upon receipt by the Depositary as the undersigned’s agent, of the aggregate purchase price with respect to such Shares (including Shares represented by ADSs); (b) present instructions for cancellation and transfer of such Shares (including Shares represented by ADSs) on the Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (including Shares represented by ADSs) all in accordance with the terms and subject to the conditions of the Offer.
The undersigned hereby covenants, represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (including Shares represented by ADSs) tendered and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the Shares (including Shares represented by ADSs), and the same will not be subject to any adverse claim or right; (b) the undersigned will, on request by the Depositary or the Offeror, execute and deliver any additional documents deemed by the Depositary or the Offeror to be reasonably necessary or desirable to complete the sale, assignment and transfer of the Shares (including Shares represented by ADSs) tendered, all in accordance with the terms of the Offer; and (c) the undersigned understands that tendering Shares (including Shares represented by ADSs) pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that: (i) the undersigned has a “net long position” in Shares (including Shares represented by ADSs) or Equivalent Securities at least equal to the Shares (including Shares represented by ADSs) tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and (ii) such tender of Shares (including Shares represented by ADSs) complies with Rule 14e-4 promulgated under the Exchange Act. See Section 3 of the Offer to Purchase.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable. See Section 4 of the Offer to Purchase.
The valid tender of Shares (including Shares represented by ADSs) pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Offeror on the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York.
The undersigned understands that the Offeror will, upon the terms and subject to the conditions of the Offer, pay a purchase price (the “Purchase Price”) of $2.50 per Share (including Shares represented by ADSs) validly tendered and not validly withdrawn to the seller in cash, less any applicable withholding taxes and without interest, and that the Offeror will pay for Shares (including Shares represented by ADSs).

Unless otherwise indicated herein under “Special Payment Instructions,” please issue a check for payment of the purchase price for any Shares (including Shares represented by ADSs) tendered hereby that are purchased in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered” or “Description of ADSs Tendered,” as applicable. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price for any Shares (including Shares represented by ADSs) tendered hereby that are purchased to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered” or “Description of ADSs Tendered,” as applicable. In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” herein are completed, please issue the check for payment of the purchase price for any Shares (including Shares represented by ADSs) tendered hereby that are purchased in the name(s) of, and deliver such check to, the person or persons so indicated.
NOTE: SIGNATURE MUST BE PROVIDED ON PAGE 8 BELOW.
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 6)		SPECIAL DELIVERY INSTRUCTIONS (See Instruction 6)
To be completed ONLY if the check for the purchase price is to be issued in the name of someone other than the undersigned.		To be completed ONLY if the check for the purchase price is to be mailed or sent to someone other than the undersigned or to the undersigned at an address other than that designated above.
Name:	(Please Print)	Name:	(Please Print)
Address:		Address:
(Include Zip Code)		(Include Zip Code)
(RECIPIENT MUST COMPLETE IRS FORM W-9 INCLUDED HEREIN OR AN APPLICABLE IRS FORM W-8)

IMPORTANT
STOCKHOLDERS MUST SIGN HERE AND COMPLETE IRS FORM W-9 INCLUDED HEREIN OR AN APPLICABLE IRS FORM W-8
PLEASE SIGN HERE
By signing below, the undersigned expressly agrees to the terms and conditions set forth above.
X
X
Signature(s) of Stockholder(s)
Dated:
(Must be signed by registered holder(s) exactly as name(s) appear(s) on this Letter of Transmittal or on a security position listing or by person(s) authorized to become registered holder(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4)
Name(s):
(Please Type or Print)
Capacity (Full Title):
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:
GUARANTEE OF SIGNATURE(S) (If required — see Instructions 1 and 4)
APPLY MEDALLION GUARANTEE STAMP BELOW

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signatures.   No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC’s system whose name appears on a security position listing as the owner of the Shares (including Shares represented by ADSs)) of Shares(including Shares represented by ADSs) tendered herewith and payment and delivery are to be made to such registered holder, unless such registered holder has completed the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) such Shares (including Shares represented by ADSs) are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the Nasdaq Stock Market LLC Medallion Signature Program or the Stock Exchange Medallion Program (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 4.
2.   Requirements of Tender.   This Letter of Transmittal is to be completed by holders of Shares or ADSs or, unless an Agent’s Message is utilized, if delivery of Shares or ADSs is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender Shares or ADSs pursuant to the Offer, a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Time and either instructions indicated on this Letter of Transmittal for tendered Shares (including Shares represented by ADSs) must be received by the Depositary at one of such addresses or Shares (including Shares represented by ADSs) must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time. The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, stating that the book-entry transfer facility has received an express acknowledgment from the participant tendering Shares or ADSs through the book-entry transfer facility that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that we may enforce that agreement against that participant.
The method of delivery of Shares or ADSs, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the sole election and risk of the tendering stockholder. Shares or ADSs will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary prior to the Expiration Time.
TIMELINESS OF RECEIPT OF ALL DOCUMENTS SHALL BE DETERMINED BY THE DEPOSITARY IN ITS SOLE DISCRETION.
Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares (including Shares represented by ADSs) will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares (including Shares represented by ADSs).
3.   Lost, Destroyed or Stolen Certificates.   If any Shares or ADS certificates have been lost, destroyed or stolen, then the holder should promptly notify The Bank of New York Mellon, N.A. as ADS transfer agent (the “Transfer Agent”), regarding the requirements for replacement. The holder will then be instructed as to the steps that must be taken in order to replace such certificate(s). You may be required to post a bond to secure against the risk that the certificate(s) may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Certificates evidencing tendered Shares or ADSs, or a Book-Entry Confirmation into the Depositary’s account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received before the Expiration Date.
4   Signatures on Letter of Transmittal, Stock Powers and Endorsements.   If this Letter of Transmittal is signed by the registered holder(s) of the Shares or ADSs tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of this Letter of Transmittal or on a security position listing without any change whatsoever.
If any of the Shares or ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If this Letter of Transmittal or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Offeror of his or her authority to so act must be submitted with this Letter of Transmittal.
If this Letter of Transmittal is signed by the registered owner(s) of the Shares or ADSs tendered hereby, no endorsements of separate stock powers are required unless payment of the purchase price is to be made, or book entries for Shares or ADSs not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such stock powers must be guaranteed by an eligible institution. See Instruction 1.
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares or ADSs tendered hereby, or if payment is to be made or book entries for Shares or ADSs not tendered or not purchased are to be entered in the name of a person other than the registered owner(s), the Letter(s) of Transmittal in respect of such Shares or ADSs must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the Letter of Transmittal. Signature(s) on any such stock power(s) must be guaranteed by an eligible institution. See Instruction 1.
5.   Stock Transfer Taxes.   The Offeror will pay any stock transfer taxes with respect to the transfer and sale of Shares or ADSs to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Shares or ADSs not tendered or not accepted for payment are to be registered in the name of any person(s) other than the registered owner(s), or if Shares or ADSs tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to this Letter of Transmittal.
6.   Special Payment and Delivery Instructions.   If a check for the purchase price of any Shares or ADSs accepted for payment is to be issued in the name of a person other than the signer of this Letter of Transmittal, the box titled “Special Payment Instructions” must be completed and signatures must be guaranteed as described in Instructions 1 and 4. If the check for the purchase price of any Shares or ADSs accepted for payment is to be mailed to a person other than the signer of this Letter of Transmittal, the box titled “Special Delivery Instructions” must be completed.
7.   Irregularities.   The Offeror will determine in its discretion, subject to applicable laws, all questions as to the number of Shares or ADSs to accept, the price to be paid therefore, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares or ADSs. Any such determinations will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. The Offeror reserves the right to reject any or all tenders of Shares or ADSs it determines not to be in proper form or the acceptance of which or payment for which may, in the Offeror opinion, be unlawful. The Offeror also reserves the right to waive any defect or irregularity in the tender of any particular Shares or ADSs, and the Offeror’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of Shares or ADSs will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of the Offeror, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.
8.   Tax Identification Number and Backup Withholding.   To prevent backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the Internal Revenue Service (“IRS”) Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide the Depositary (or other applicable withholding agent) with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments made to you pursuant to the Offer may be subject to backup withholding at a rate of 24%. If withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is timely furnished to the IRS.
To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8BEN or W-8BEN-E, as appropriate (or other applicable IRS Form W-8), to the Depositary (or other applicable withholding agent), certifying under penalties of perjury to the Non-U.S. Holder’s exempt status or (ii) otherwise establish an exemption. IRS Forms W-8BEN and W-8BEN-E (and other applicable IRS Forms W-8) may be obtained from the Depositary or on the web at www.irs.gov.
Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed IRS Form W-9 for additional information regarding exempt recipients. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file IRS Form W-9, should complete and return the IRS Form W-9 and provide their proper “Exempt payee code” on its face.
For the purposes of these instructions, a “U.S. Holder” is a beneficial owner of Shares (including Shares represented by ADSs) that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation or other entity treated as a corporation created or organized under the laws of the United States, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect to be treated as a U.S. person. Holders that are, or hold their Shares (including Shares represented by ADSs) through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” means a beneficial owner of Shares (including Shares represented by ADSs) that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).
See the enclosed IRS Form W-9 for additional information and instructions.
HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING AND BACKUP WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.
9.   Requests for Assistance or Additional Copies.   Questions and requests for assistance should be directed to the Information Agent at its address and telephone numbers set forth on the last page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

IMPORTANT. This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary prior to the Expiration Time and either this Letter of Transmittal for tendered Shares (including Shares represented by ADSs) must be received by the Depositary or Shares (including Shares represented by ADSs) must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

>Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor or ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate single-member LLC

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) > _____

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) >

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ___

Exemption from FATCA reporting code (if any) _____

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person >** | **Date >**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Form W-9 (Rev. 10-2018) Page 2

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding*, later.*

Form W-9 (Rev. 10-2018) Page 3

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 4

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)…	THEN check the box for…
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2 – The United States or any of its agencies or instrumentalities

3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 – A corporation

6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7 – A futures commission merchant registered with the Commodity Futures Trading Commission

8 – A real estate investment trust

9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

10 – A common trust fund operated by a bank under section 584(a)

11 – A financial institution

12 – A middleman known in the investment community as a nominee or custodian

13 – A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 5

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for …	THEN the payment is exempt for …
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B – The United States or any of its agencies or instrumentalities

C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G – A real estate investment trust

H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I – A common trust fund as defined in section 584(a)

J – A bank as defined in section 581

K – A broker

L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN below*.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 6

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships*, earlier.

*** Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 7

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

This Letter of Transmittal and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.
The Depositary for the Offer is:
Pacific Stock Transfer Company
Attn: Corporate Services Company
6725 Via Austi Parkway, Suite 300
Las Vegas, NV 89119
Phone: 800-785-7782
Email: info@pacificstocktransfer.com
DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.
Questions or requests for assistance may be directed to the Information Agent at its respective telephone numbers and locations listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
Alliance Advisors, LLC
200 Broadacres Drive
Bloomfield, New Jersey 07003
Call Toll-Free: 877-587-1963
Email: QIWI@allianceadvisors.com